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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 13, 1996
                                                         ---------------

                         CALIFORNIA INDEPENDENT BANCORP
                         ------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     CALIFORNIA                      0-26552                     68-0349947
- --------------------------------------------------------------------------------
     (STATE OF              (COMMISSION FILE NUMBER)           (IRS EMPLOYER
   INCORPORATION)                                            IDENTIFICATION NO.)



                 1005 STAFFORD WAY, YUBA CITY, CALIFORNIA  95991
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   916-674-4444
                                                             ------------


- --------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     A.  STOCK DIVIDEND DECLARED

     AT THE REGULAR MEETING OF THE BOARD OF DIRECTORS OF CALIFORNIA INDEPENDENT BANCORP ON TUESDAY AUGUST 13, 1996, THE DIRECTORS DECLARED A 5 PERCENT (5%) STOCK DIVIDEND ON ALL THE OUTSTANDING COMMON STOCK OF THE CORPORATION, PAYABLE SEPTEMBER 20, 1996, TO SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS AUGUST 30, 1996, WITH A FRACTIONAL SHARES VALUED AT $21.00 PER SHARE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED.  NOT APPLICABLE.

          (b)  PRO FORMA FINANCIAL INFORMATION.  NOT APPLICABLE.

          (c)  EXHIBITS.  SEE INDEX TO EXHIBITS ON PAGE 4.


                                        2

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                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                             CALIFORNIA INDEPENDENT BANCORP
                                             ------------------------------
                                                        (COMPANY)


DATED:  AUGUST 19, 1996                      BY:  /s/ ANNETTE BERTOLINI
       ----------------                           -------------------------
                                                  ANNETTE BERTOLINI
                                                  SENIOR VICE PRESIDENT
                                                  AND CHIEF FINANCIAL OFFICER


                                        3

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                                INDEX TO EXHIBITS


EXHIBIT                                                          SEQUENTIALLY
NUMBER                          EXHIBIT                          NUMBERED PAGE
- -------                         -------                          -------------

4.1                             NEWS RELEASE                            5


                                        4